UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
United Community Banks, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED COMMUNITY BANKS, INC.
Annual Meeting of Shareholders May 16, 2012, 2:00 p.m., ET The Ridges Resort 3499 Highway 76 West Young Harris, Georgia 30582

YOUR VOTE IS IMPORTANT

Important information regarding United Community Banks, Inc. (“United”) and your proxy vote is available on the website listed below. We recommend you review the 2012 Proxy Statement, 2011 Annual Report, and 2011 Form 10-K prior to voting at:

www.ucbi.com/2012proxy

From this website, you can:
✓ Review proxy materials
✓ Request e-mail or paper copies of proxy materials
✓ Vote your proxy using the Voter Control Number indicated below

In addition to on-line internet voting, in the coming weeks you can expect to receive instructions on how to vote by mail or telephone.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2012

Pursuant to U.S. Securities and Exchange Commission (the “SEC”) rules, you are receiving this Notice that the proxy materials for the 2012 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the proxy materials and to vote online or to request a copy of the proxy materials.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2012 Proxy Statement, 2011 Annual Report and 2011 Form 10-K are available at:

www.ucbi.com/2012proxy

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy of the proxy materials. Please make your request for a copy as instructed below on or before May 9, 2012 to facilitate timely delivery.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. THIS IS NOT A PROXY CARD. To vote your shares, please follow the instructions provided below. If you wish to attend and vote at the Annual Meeting, please bring this notice with you.

PROXY NOTICE – UNITED COMMUNITY BANKS, INC.

1.	To elect ten directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified.
	01 Jimmy C. Tallent	06 Steven J. Goldstein
	02 Robert L. Head, Jr.	07 W.C. Nelson, Jr.
	03 Robert H. Blalock	08 Thomas A. Richlovsky
	04 Clifford V. Brokaw	09 John D. Stephens
	05 L. Cathy Cox	10 Tim R. Wallis

2.
To approve amendments to United’s Amended and Restated 2000 Key Employee Stock Option Plan to, among other things, increase the number of shares available for grant under the plan and make United directors eligible to participate in the plan.

3.	To approve an advisory “say on pay” resolution supporting the compensation plan for executive officers.

4.	To ratify the appointment of Porter Keadle Moore, LLC as independent registered public accountant for 2012.

5.	To consider and act upon other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends that you vote “FOR” all nominees and the listed proposals.

Only shareholders who owned shares at the close of business on the record date, March 19, 2012, may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:
1.	Read the Proxy Statement available at www.ucbi.com/2012proxy.
2.
Choose the appropriate link to vote your shares, or, visit www.proxy.ilstk.com and follow the instructions. You will be required to provide your Voter Control Number as indicated on the front of this Notice and the last four digits of your Tax Identification Number associated with the account you are voting in the designated fields.

Please note that all votes cast by Internet must be completed and submitted prior to Tuesday, May 15, 2012 at 11:59 p.m. Central Time. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

TO VOTE BY TELEPHONE OR MAIL

If you have not voted your proxy on-line by April 12, 2012, you will automatically receive a paper copy of the 2012 Proxy Statement and a Proxy Voting Card by mail. At that time, you may also vote by telephone or mail by following the instructions to be provided.

FOR DIRECTIONS TO THE ANNUAL MEETING OF SHAREHOLDERS

For directions to the Annual Meeting of Shareholders, visit www.theridgesresort.com. Or, you may call a member of United’s Investor Relations team at (866) 270-5900.

FOR E-MAIL OR PAPER COPIES OF PROXY MATERIALS

E-mail or paper copies of proxy materials can be obtained by any of the following:
1.	Completing an Internet request at www.ucbi.com/2012proxy;
2.	E-mailing investor_relations@ucbi.com;
3.	Writing to:
Investor Relations
United Community Banks, Inc.
P.O. Box 398
Blairsville, Georgia 30514
Or,
4.	Calling (866) 270-5900.